Pension Benefits - Summary of amounts included in the consolidated statements of financial position in respect of the Company's net obligation (Detail) - Pension defined benefit plans [member] - CAD ($)
$ in Millions
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Disclosure of defined benefit plans [line items]
Present value of defined benefit obligation	$ 1,264.9	$ 1,343.6	$ 1,504.3
Fair value of plan assets	1,080.9	1,225.5	$ 1,334.2
Net accrued pension liability	$ 184.0	$ 118.1